Exhibit 10.1(c)
                       CENTURY TELEPHONE ENTERPRISES, INC.

                         DOLLARS & SENSE PLAN AND TRUST

                        ESTABLISHMENT OF MAXIMUM PRE-TAX
                             CONTRIBUTION PERCENTAGE

      Pursuant to Section 3.4 of the Century Telephone Enterprises, Inc. Dollars & Sense Plan and Trust, the maximum Employee Pre-Tax Contribution percentage for Participants is hereby changed to 12%, effective for as of the first pay period beginning on or about January 1, 1999.
      Thus done and signed this 29th day of December, 1998.
                                    CENTURY TELEPHONE ENTERPRISES, INC.

                                    By:       /s/ R. Stewart Ewing, Jr.
                                          R. Stewart Ewing, Jr.
                                          Senior Vice President and
                                          Chief Financial Officer